Guggenheim Variable Funds Trust
805 King Farm Blvd., Suite 600
Rockville, Maryland 20850
Supplement Dated August 31, 2015
to the currently effective Summary Prospectus (the “Prospectus”), as supplemented from time to time, for Series V (Mid Cap Value Series) (the “Series”)
This supplement provides updated information beyond that contained in the Prospectus and should be read in conjunction with the Prospectus.
Effective immediately, Scott Hammond, Farhan Sharaff, and Gregg Strohkorb are added as portfolio managers for the Series. James P. Schier remains a portfolio manager of the Series.
Effective immediately, the section titled “Portfolio Managers” on page 5 of the Prospectus is hereby deleted in its entirety and replaced with the following:
James P. Schier, Scott Hammond, Farhan Sharaff, and Gregg Strohkorb are primarily responsible for the day-to-day management of the Series. James P. Schier holds the title of Senior Portfolio Manager and Scott Hammond, Farhan Sharaff, and Gregg Strohkorb each hold the title of Portfolio Manager with the Investment Manager. James P. Schier has managed the Series since April 1997. Messrs. Hammond, Sharaff, and Strohkorb have co-managed the Series since August 2015.

Please Retain This Supplement for Future Reference

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